Exhibit 99.2

Carriage Services Announces Capital Allocation Framework and Terminates $100 Million At-the-Market Equity Program

Framework prioritizes long-term value creation per share, robust financial strength, disciplined growth and proactive capital-structure management.

HOUSTON, September 30, 2026 — Carriage Services, Inc. (NYSE: CSV) (“Carriage” or the “Company”) announced today a comprehensive capital allocation framework designed to enhance long-term shareholder value per share, strengthen the Company’s financial position and support the execution of its 2030 Vision.

As part of the framework, Carriage is terminating its existing $100 million at-the-market equity offering (“ATM”) program, effective October 4, 2026.

“Our responsibility is not simply to grow Carriage. It is to create sustainable, long-term value on a per-share basis,” said Carlos Quezada, Vice Chairman and Chief Executive Officer. “With the completion of our new credit facility, we have strengthened our liquidity and positioned Carriage to operate with greater financial flexibility. After listening to our shareholders’ concerns and evaluating our current valuation, free-cash-flow outlook and expected capital requirements, we concluded that maintaining the ATM program was not in the best interests of our shareholders.”

Quezada continued, “We do not believe issuing equity at current valuation levels appropriately reflects Carriage’s intrinsic value or our long-term earnings potential. This framework provides investors greater clarity regarding how we intend to deploy capital: investing in our businesses, strengthening our balance sheet, pursuing selective acquisitions, repurchasing shares and proactively managing our long-term capital structure. Given the Company’s fundamentals and consistent performance over the past several years relative to the market’s recent valuation of our stock, we believe it is prudent to be positioned to repurchase shares when we believe a meaningful performance-to-valuation disconnect exists.”

In a separate release issued today, Carriage announced that it has entered into a new $300 million revolving credit facility with a new bank syndicate led by JPMorgan Chase, replacing its existing $250 million facility. The new facility expands its banking relationships and is expected to strengthen Carriage’s liquidity and enhance its financial flexibility. For more information regarding the Company’s new credit facility, a copy of that press release is available on the Company’s investor relations website.

A Disciplined Capital Allocation Hierarchy

Carriage’s capital allocation decisions will be guided by a fundamental objective: creating sustainable long-term value per share while maintaining a strong and appropriately capitalized balance sheet.

The Company’s first priority is to fund the operating and strategic needs of its existing businesses. Beyond those investments, Carriage will balance debt reduction, selective acquisitions and share repurchases based on their expected returns, strategic value and impact on long-term value per share.

The increased capacity under the new credit facility is a source of financial flexibility, not a change in Carriage’s leverage philosophy. The Company remains committed to disciplined leverage and strengthening its credit profile.

Share repurchases and acquisitions will therefore be balanced against Carriage’s leverage objectives and its priority of strengthening the Company’s financial position well ahead of the maturity of its Senior Notes in May 2029.

Specifically, Carriage plans to allocate capital according to the following priorities.

Investing in Our Core Business

Carriage will continue to fund the maintenance and growth investments necessary to strengthen its existing businesses, deliver premier experiences to client families and support sustainable organic growth.

Capital will be directed toward opportunities that improve the performance of Carriage’s funeral homes and cemeteries, including new cemetery developments and inventory, as well as new systems and capabilities required to execute the Company’s 2030 Vision.

Strengthening Our Balance Sheet and Capital Structure

Reducing leverage and strengthening the Company’s credit profile remain central priorities.

A key objective of the framework is to position Carriage well in advance of the maturity of its $400 million of outstanding principal amount of 4.25% Senior Notes in May 2029. Through these efforts, the Company intends to enhance its refinancing flexibility and position itself to achieve an attractive and sustainable cost of capital, consistent with prudent leverage and liquidity management.

Consistent with these objectives, Carriage is lowering its targeted leverage ratio range from 3.5x–4.0x to 3.0x–3.5x.

The Company expects to progress toward this target through consistent operating performance, growth in Adjusted Consolidated EBITDA and free cash flow, disciplined debt reduction and prudent capital deployment.

The timing and structure of any future refinancing of Carriage’s Senior Notes due May 2029 will depend on the Company’s operating performance and credit profile, prevailing market conditions, interest rates and other relevant considerations.

Continuing to Pursue Selective, High-Quality Acquisitions

Strategic acquisitions remain an important component of Carriage’s 2030 Vision. The Company will continue to pursue premier businesses that demonstrate strong cultural and strategic alignment, sustainable earnings, attractive returns on invested capital and the ability to create long-term value per share.

Potential acquisitions will be evaluated against the Company’s leverage, liquidity and capital-structure objectives. Carriage will not pursue growth for growth’s sake or undertake transactions that compromise its balance-sheet priorities.

The Company intends to remain selective and disciplined, pursuing acquisitions when the strategic and financial merits justify the deployment of capital.

Continued Focus on Execution

Carriage remains focused on achieving its operating and financial commitments while advancing its 2030 Vision. The Company expects to provide its next operating and financial update in connection with the release of its third-quarter results, at which time it will also provide an update regarding its ongoing strategic acquisition activities.

“The team at Carriage focuses on connecting intention with execution,” Quezada concluded. “This framework applies that same discipline to every dollar we deploy. We will invest in our businesses, deliver on our commitments, strengthen our balance sheet, prepare thoughtfully for our long-term capital needs, acquire premier businesses that meet our standards and repurchase our shares when we believe they represent an attractive investment.”

“We will remain flexible and intentional in allocating capital. Our objective is not growth for its own sake, nor is it simply debt reduction or share repurchases. Our objective is to deploy every dollar where we believe it can create the greatest sustainable long-term value per share, while maintaining the financial strength necessary to execute on our 2030 Vision.”

About Carriage Services

Carriage Services is a leading provider of funeral and cemetery services and merchandise in the United States. As of June 30, 2026, Carriage operates 155 funeral homes in 24 states and 28 cemeteries in 9 states. Carriage is dedicated to delivering premier experiences through innovation, partnership and elevated service.

For more information, please contact Carriage Services Investor Relations at investorrelations@carriageservices.com.

Cautionary Statement on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and contains certain statements and information that may constitute forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements made herein or elsewhere by us, or on our behalf, other than statements of historical information, should be deemed to be forward-looking statements, which include, but are not limited to, statements regarding any projections of earnings, revenue, cash flow, adjusted EBITDA, investment returns, capital allocation, debt levels, equity performance, death rates, market share growth, cost inflation, overhead, preneed sales or other financial items; any statements of management of the plans, strategies, objectives and timing of management related to our capital allocation framework, including our planned uses of free cash flow and future capital allocation, including share repurchases, internal growth projects, potential strategic acquisitions, or debt repayment or refinancing plans; any statements of the plans, strategies, objectives and timing of management for future operations or financing activities, including, but not limited to, organizational performance, execution of our strategic objectives and growth strategy, planned acquisitions and divestitures, technology improvements, product development, the ability to obtain credit or financing, the ability to refinance outstanding indebtedness, anticipated integration, performance and other benefits of recently completed and anticipated acquisitions, and cost management and debt reductions; any statements of the plans, timing and objectives of management for acquisition and divestiture activities; any statements regarding future economic conditions and market conditions or performance; or any statements of belief; and any statements of assumptions underlying any of the foregoing and are based on our current expectations and beliefs concerning future developments and their potential effect on us. Words such as “may”, “will”, “estimate”, “intend”, “believe”, “expect”, “seek”, “project”, “forecast”, “foresee”, “should”, “would”, “could”, “plan”, “anticipate” and other similar words may be used to identify forward-looking statements; however, the absence of these words does not mean that the statements are not forward-looking. While we believe these assumptions concerning future events are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenue and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions or divestitures, except where specifically noted. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include but are not limited to: our ability to find and retain skilled personnel; the effects of our talent recruitment efforts, incentive, and compensation plans and programs, including such effects on our Standards Operating Model and the Company’s operational and financial performance; our ability to execute our strategic objectives and growth strategy, if at all; our ability to meet the timing, objectives, and expectations related to our 2030 Vision, if at all; the potential adverse effects on the Company’s business, financial and equity performance if management fails to meet the expectations of its strategic objectives and growth plan; the execution of our Standards Operating and strategic acquisition frameworks; the effects of competition; changes in the number of deaths in our markets, which are not predictable from market to market or over the short term; changes in consumer preferences and our ability to adapt to or meet those changes; our ability to generate preneed sales, including implementing our cemetery portfolio sales strategy, product development, and optimization plans; the investment performance of our funeral and cemetery trust funds; fluctuations in interest rates, including, but not limited to, the effects of increased borrowing costs under our new credit facility and our ability to minimize such costs, if at all; the effects of inflation on our operational and financial performance, including the increased overall costs for our goods and services, the impact on customer preferences as a result of changes in discretionary income, and our ability, if at all, to mitigate such effects; our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; our ability to meet the timing, objectives and expectations related to our capital allocation framework, including our forecasted rates of return, planned uses of free cash flow and future capital allocation, including debt repayment plans, internal growth projects, potential strategic acquisitions, share repurchases, or dividend increases; our ability to meet the projected financial and performance guidance of our updated full year outlook, if at all; the timely and full payment of death benefits related to preneed funeral contracts funded through life insurance policies; the financial condition of third-party insurance companies that fund our preneed funeral contracts; increased or unanticipated costs, such as merchandise, goods, insurance or taxes, and our ability to mitigate or minimize such costs, if at all; our level of indebtedness and the cash required to service our indebtedness; changes in federal income tax laws and regulations and the implementation and interpretation of these laws and regulations by the Internal Revenue Service, including changes and potential impacts, if any, resulting from the recently enacted One Big Beautiful Bill Act; effects of the application of other applicable laws and regulations, including changes in such regulations or the interpretation thereof; the potential impact of epidemics and pandemics, including any new or emerging public health threats, on customer preferences and on our business; government, social, business, and other actions that have been and will be taken in response to pandemics and epidemics, including potential responses to any new or emerging public health threats; effects and expense of litigation; consolidation in the funeral and cemetery industry; our ability to identify and consummate strategic acquisitions on commercially reasonable terms and on a timely basis, if at all, and successfully integrate acquired businesses with our existing businesses, including expected performance and financial improvements related thereto; our ability to successfully complete any non-core asset divestitures on commercially reasonable terms and on a timely basis, if at all, and the impact of any such divestitures on our Company, including any financial, operational, tax or other similar impacts related thereto; the effects of any additional imposition or changes in tariffs or trade agreements including, but not limited to, any potential disruptions in international trade, any increased inflationary pressures on the economy or costs for our goods, and our ability, if at all, to mitigate such effects; economic, financial, and stock market fluctuations; significant weather events, natural disasters, or catastrophic events; uncertainty around, and disruption from, new and emerging technologies, such as artificial intelligence (“AI”) and generative AI, and the failure to adapt or successfully incorporate such technologies into the Company's business; interruptions or security lapses of our information technology, including any cybersecurity or ransomware incidents; adverse developments affecting the financial services industry; military conflicts, acts of war or terrorists acts and the governmental or military response to such acts or conflicts; our failure to maintain effective control over financial reporting; and other factors and uncertainties inherent in the funeral and cemetery industry.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings with the SEC, available at www.carriageservices.com. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the applicable communication and we undertake no obligation to publicly update or revise any forward-looking statements except to the extent required by applicable law.